GENERAL RELEASE


     For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the undersigned, HAUSER, INC., a Delaware corporation, ZETAPHARM, INC., a New York corporation, WILCOX NATURAL PRODUCTS, INC., a Delaware corporation, SHUSTER LABORATORIES, INC., a Massachusetts corporation, and BOTANICALS INTERNATIONAL EXTRACTS, INC. (collectively, the "RELEASORS"), do hereby release, remise, and forever discharge WELLS FARGO BANK, N.A. (the "BANK"), WELLS FARGO HSBC TRADE BANK, NATIONAL ASSOCIATION, and their respective officers, directors and employees (collectively, the "RELEASEES"), of and from any and all obligations, claims, debts, demands, covenants, contracts, promises, agreements, liabilities, controversies, costs, attorneys' fees, actions, or causes of action which RELEASORS ever had, now have, can or may have, or claim to have for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of these presents, including but not limited to any matters which arise out of, or are asserted under, or are related to, the Credit Agreement dated as of June 11, 1999, as amended, but excluding any claims with respect to rights relating to receive the principal of and interest on any deposits with the BANK.

     RELEASORS hereby represent and warrant that they have not heretofore assigned, transferred, sold, conveyed, licensed or otherwise granted to any other person, firm or corporation any claim, demand, or cause of action, or any part thereof, covered by the terms of the foregoing which they have or claim to have against RELEASEES.

     The foregoing shall be binding in all respects upon the successors, assigns, heirs, executors and administrators of RELEASORS and shall inure to the benefit of the successors, assigns, heirs, executors and administrators of RELEASEES.

     This General Release may not be changed orally.

     IN WITNESS WHEREOF, the undersigned have signed and sealed this General Release this 3rd day of October, 2000.

                                         HAUSER, INC.


                                         By   /s/ Volker Wypyszyk
                                           -----------------------------


                                         ZETAPHARM, INC.

                                         By   /s/ Volker Wypyszyk
                                           -----------------------------

                                         WILCOX NATURAL PRODUCTS, INC.

                                         By   /s/ Volker Wypyszyk
                                           -----------------------------


                                         SHUSTER LABORATORIES, INC.

                                         By   /s/ Kenneth C. Cleveland
                                           -----------------------------


                                         BOTANICALS INTERNATIONAL EXTRACTS, INC.

                                         By /s/ Kenneth C. Cleveland
                                           -----------------------------

STATE OF CALIFORNIA   )
                      :  ss.:
COUNTY OF LOS ANGELES )

     On this 3rd day of October, 2000, before me personally came Volker Wypyszyk, to me known, who, being by me duly sworn, did depose and say that he resides at 30073 Avenida Elegante, Rancho Palos Verdes, CA 90275; that he is the Chief Executive Officer of Hauser, Inc., the corporation described in and which executed the foregoing General Release; and that he signed his name thereto by order of the Board of Directors of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal of office on the day and year aforesaid.

                                        /s/ Jennifer Yanche
                                ------------------------------------
                                         Notary Public







STATE OF CALIFORNIA   )
                      :  ss.:
COUNTY OF LOS ANGELES )

     On this 3rd day of Ocbober, 2000, before me personally came Volker Wypyszyk, to me known, who, being by me duly sworn, did depose and say that he resides at 30073 Avenida Elegante, Rancho Palos Verdes, CA 90275, that he is a Director the of Zetapharm, Inc., the corporation described in and which executed the foregoing General Release; and that he signed his name thereto by order of the Board of Directors of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal of office on the day and year aforesaid.

                                        /s/ Jennifer Yanche
                                ------------------------------------
                                         Notary Public

STATE OF CALIFORNIA   )
                      :  ss.:
COUNTY OF LOS ANGELES )

     On this 3rd day of October, 2000, before me personally came Volker Wypyszyk, to me known, who, being by me duly sworn, did depose and say that he resides at 30073 Avenida Elegante, Rancho Palos Verdes, CA 90275; that he is the President of Wilcox Natural Products, Inc., the corporation described in and which executed the foregoing General Release; and that he signed his name thereto by order of the Board of Directors of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal of office on the day and year aforesaid.

                                        /s/ Jennifer Yanche
                                ------------------------------------
                                         Notary Public


STATE OF CALIFORNIA   )
                      :  ss.:
COUNTY OF LOS ANGELES )

     On this 3rd day of October, 2000, before me personally came Kenneth C. Cleveland, to me known, who, being by me duly sworn, did depose and say that he resides at 21354 Rambla Vista, Malibu, CA 90265; that he is the Clerk of Shuster Laboratories, Inc., the corporation described in and which executed the foregoing General Release; and that he signed his name thereto by order of the Board of Directors of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal of office on the day and year aforesaid.

                                        /s/ Jennifer Yanche
                                ------------------------------------
                                         Notary Public

STATE OF CALIFORNIA   )
                      :  ss.:
COUNTY OF LOS ANGELES )

     On this 3rd day of October, 2000, before me personally came Kenneth C. Cleveland, to me known, who, being by me duly sworn, did depose and say that he resides at 21354 Rambla Vista, Malibu, CA 90265; that he is the Chief Financial Officer of Botanicals International Extracts, Inc., the corporation described in and which executed the foregoing General Release; and that he signed his name thereto by order of the Board of Directors of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal of office on the day and year aforesaid.

                                        /s/ Jennifer Yanche
                                ------------------------------------
                                         Notary Public